Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
22. Subsequent Events
The remaining $18.0 million on the Terminal Facility was drawn down in full in January 2021, of which $4.0 million was a final capital contribution to the Export Terminal Joint Venture and the remaining $14.0 million for general corporate purposes.
On April 12, 2021, the Company announced the signing of a
non-binding
Letter of Intent with Naviera Ultranav Limitada (“Ultranav”) to merge Ultragas ApS’ (“Ultragas”) fleet and business activities with Navigator. The combined fleet would total 56 vessels.
In connection with the proposed acquisition of Ultragas’ fleet, it is expected that Navigator would issue approximately 21.2 million new shares of its common stock to Ultranav, and assume Ultragas’ net debt of approximately $197 million, as well as its net working capital. After giving effect to the proposed issuance of its new shares of common stock to Ultranav, Navigator is expected to have a total of approximately 77.1 million shares of common stock outstanding, of which Ultranav would own approximately 27.5% and BW Group would own approximately 28.4%. The transaction is subject to the execution of a definitive share purchase agreement, approval by the boards of directors of both Navigator and Ultragas, regulatory approvals and other customary closing conditions. The parties anticipate closing the transaction by the end of the second quarter of 2021. There can be no assurance that a definitive share purchase agreement relating to the transaction will be executed or that the transaction will be completed on the terms anticipated or at all.